Exhibit 99.57

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1998
           Series 1998-19, REMIC Multi-Class Pass-Through Certificates


Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      295,155.60
                                                                 ---------------
        (b)    Interest                                       $    2,255,195.66
                                                                 ---------------
        (c)    Total                                          $    2,550,351.26
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      237,076.86
                                                                 ---------------
        (b)    Interest                                       $    1,812,176.70
                                                                 ---------------
        (c)    Total                                          $    2,049,253.56
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       58,078.74
                                                                 ---------------
        (b)    Interest                                       $      443,018.96
                                                                 ---------------
        (c)    Total                                          $      501,097.70
                                                                 ---------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                      $       82,597.86
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    4,312,289.64
                                                                 ---------------
        (b)    Interest                                       $       25,715.13
                                                                 ---------------
        (c)    Total                                          $    4,338,004.77
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  371,761,870.00
                                                                 ---------------

13.     Available Funds:                                      $    6,728,792.87
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $          736.37
                                                                 ---------------

18.      Total interest payments:                             $    2,038,749.78
                                                                 ---------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls   Interest
Class      Interest                               Payable      Pay-out Rate
-----      --------        -------------------    -------      ------------
R     $             0.54   $              0.00   $      0.54  %6.600000000
PO    $             0.00   $              0.00   $      0.00  %0.000000000
A1    $       692,385.42   $              0.00   $692,385.42  %6.500000031
A2    $       816,562.50   $              0.00   $816,562.50  %6.500000000
A3    $        80,740.83   $              0.00   $ 80,740.83  %6.499999732
A4    $         5,416.67   $              0.00   $  5,416.67  %6.500004000
A5    $         5,416.67   $              0.00   $  5,416.67  %6.500004000
A6    $        39,278.36   $              0.00   $ 39,278.36  %7.000000149
A7    $         5,416.67   $              0.00   $  5,416.67  %6.500004000
A8    $        27,083.33   $              0.00   $ 27,083.33  %6.499999200
A9    $        10,833.33   $              0.00   $      0.00  %6.499998000
A10   $        58,961.38   $              0.00   $ 58,961.38  %6.724999834
A11   $        11,178.55   $              0.00   $ 11,178.55  %4.553570974
A12   $       203,910.42   $              0.00   $203,910.42  %6.500000106
M     $        30,582.50   $              0.00   $ 30,582.50  %6.500000000
B1    $        15,296.67   $              0.00   $ 15,296.67  %6.500001416
B2    $        10,194.17   $              0.00   $ 10,194.17  %6.500002125
B3    $        13,254.58   $              0.00   $ 13,254.58  %6.499998365
B4    $         6,115.42   $              0.00   $  6,115.42  %6.500003543
B5    $         6,121.76   $              0.00   $  6,121.76  %6.499995899

20.      Principal Distribution Amount:                       $    4,690,043.09
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution    Accrual Amount
                                 ----------------------    --------------
        Class R                  $            100.00       $      0.00
        Class PO                 $             70.23       $      0.00
        Class A1                 $      2,354,301.70       $      0.00
        Class A2                 $      2,323,765.19       $      0.00
        Class A3                 $              0.00       $      0.00
        Class A4                 $              0.00       $      0.00
        Class A5                 $              0.00       $      0.00
        Class A6                 $              0.00       $      0.00
        Class A7                 $         10,833.33       $      0.00
        Class A8                 $              0.00       $      0.00
        Class A9                 $              0.00       $ 10,833.33
        Class A10                $              0.00       $      0.00
        Class A11                $              0.00       $      0.00
        Class A12                $              0.00       $      0.00
        Class SUP                $              0.00       $      0.00
        Class M                  $          4,426.60       $      0.00
        Class B1                 $          2,214.09       $      0.00
        Class B2                 $          1,475.53       $      0.00
        Class B3                 $          1,918.51       $      0.00
        Class B4                 $            885.16       $      0.00
        Class B5                 $            886.08       $      0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                              $            0.01
                                                                 ---------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.01
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                            $             0.00
                                                                ----------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A10                %              6.72499983
         Class  A11                %              4.55357097

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                              $     26,264.15
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    163,067.24
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.999259     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.000741
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            ------------------------------------
                                                Name:    Tim Neer
                                                Title:   Vice President
                                                         Investor Operations